SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                            FORM 8-K


                        CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                  Date of report: April 18, 2000
        Date of earliest event reported: April 18, 2000



                         PFIZER INC.
     (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                           10017
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:
(212) 573-2323

Item 5. Other Events

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Pfizer Inc. dated April 18, 2000, reporting Pfizer's financial results for the first quarter of 2000, including first quarter 2000 Supplemental Information and "Q & A" discussion.

Item 7(c).  Exhibits

99   Press Release of Pfizer Inc. dated April 18, 2000 reporting
Pfizer's financial results for the first quarter of 2000, including first quarter 2000 Supplemental Information and "Q
& A" discussion.



SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.



By:	/s/ Margaret M. Foran
Name:  Margaret M. Foran
Title: Vice President-
Corporate Governance
Dated:  April 18, 2000


Index to Exhibits

Number	   Description

99	        Press Release of Pfizer Inc. dated April 18, 2000
           reporting Pfizer's financial results for the first quarter of 2000, including first quarter 2000
           Supplemental Information and "Q & A" discussion.